UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-37672	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by ARRIS International plc (the “Company”) on January 4, 2016, to include the financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of Pace plc (“Pace”). Such financial statements and information should be read in conjunction with the Company’s Current Report on Form 8-K filed on January 4, 2016.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical consolidated financial information of Pace for the years ended December 31, 2014, 2013 and 2012, together with the notes thereto and the auditors’ report thereon are attached here to as Exhibit 99.1 and incorporated herein by reference. The unaudited historical consolidated financial information of Pace as of and for the six months ended June 30, 2015, together with the notes thereto, are attached here to as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet data of the Company as of September 30, 2015 and the unaudited pro forma condensed combined statements of income data of the Company for the nine months ended September 30, 2015 and the fiscal year ended December 31, 2014 that give effect to the acquisition of Pace and the other transactions making up the Combination are attached here to as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Audited combined financial statements of Pace plc for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to the Company’s Registration Statement on Form S-4 filed with the Commission on September 11, 2015 (File No. 333-205442))

99.2	Unaudited combined financial statements of Pace plc for the six months ended June 30, 2015

99.3	Unaudited pro forma financial information of the Company as of and for the nine months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: February 17, 2016

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Audited combined financial statements of Pace plc for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to the Company’s Registration Statement on Form S-4 filed with the Commission on September 11, 2015 (File No. 333-205442))

99.2	Unaudited combined financial statements of Pace plc for the six months ended June 30, 2015

99.3	Unaudited pro forma financial information of the Company as of and for the nine months ended September 30, 2015

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